AD970990.032
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  April 7, 1997

           COLOROCS INFORMATION TECHNOLOGIES, INC.
   (Exact name of Registrant as specified in its charter)


       Georgia               0-14392                  58-1482573
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer
                                              Identification No.)



              5600 Oakbrook Parkway, Suite 240
                  Norcross, Georgia  30093
(Address of principal executive offices, including zip code)


                       (770) 447-3570
    (Registrant's telephone number, including area code)










                         Page 1 of 5
                   Exhibit Index on Page 3


Item 7.  Financial Statements and Exhibits

     (a) The following exhibit is filed as part of this Form 8-K:

     Exhibit             Description                     Page
No.

         99         Press release dated April 7, 1997      4

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COLOROCS INFORMATION
                              TECHNOLOGIES, INC.
                                 (Registrant)



                              /s/ Alan McKeon
                              Alan McKeon
                              President


Date:  April 9, 1997

                        EXHIBIT INDEX

     Exhibit             Description                   Page
No.

         99         Press release dated April 7, 1997    4